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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                   -------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): May 15, 2001
                                                ---------------------

                          IMPLANT SCIENCES CORPORATION
               (Exact Name of Registrant as Specified in Charter)


             MASSACHUSETTS                             000-25839                        04-2837126
        -----------------------                     ---------------                  ------------------
       (State or other jurisdic-                     (Commission                        (IRS Employer
        tion of incorporation)                       File Number)                   Identification Number)


                    107 AUDUBON ROAD #5, WAKEFIELD, MA 01880
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code  (781) 246-0700
                                                   -----------------


                                 NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)






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ITEM 5.  OTHER EVENTS.


     On May 15, 2001, Mr. Robert E. Hoisington resigned as a Director of Implant Sciences Corporation. Mr. Hoisington cited the issuance of new Securities Exchange Commission rules, effective May 7, 2001, relating to the participation on a Board of Directors by a retired partner of a firm that also performs the audit for the Registrant. Mr. Hoisington is a retired partner of the accounting firm Arthur Young and Company, which was subsequently acquired by Ernst & Young LLP, the Company's Independent Auditors.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 IMPLANT SCIENCES CORPORATION


                                 By: /s/ Anthony J. Armini
                                    -------------------------------
                                     Anthony J. Armini
                                     President and Chief Executive Officer
Date: May 18, 2001






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